Subsequent events	12 Months Ended
Mar. 31, 2021
Subsequent events.
Subsequent events

4  Subsequent events

Share buy-back programme

On 19 May 2021, the Group announced that it will commence a new irrevocable and non-discretionary share buy-back programme to further reduce the issued share capital of Vodafone to partially offset the increase in the issued share capital as a result of the maturing of the first tranche of the subordinated Mandatory Convertible Bonds.  Morgan Stanley will serve as the principal and will decide on the timing of share purchases.  The programme, which commenced on 19 May 2021 and will end no later than 23 July 2021, will repurchase no more than 268,237,246 ordinary shares and the maximum amount allocated for purchases is £340 million.